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                                                                    EXHIBIT 10.8

                     Amendment Four to Consulting Agreement

        WHEREAS, this Amendment Four to Consulting Agreement is effective July 1, 2000, and is made between NEORX CORPORATION, 410 West Harrison Street, Seattle, Washington 98119, and DR. FRED CRAVES, 215 Laurel Grove, Kentfield, California 94904; and

        WHEREAS, the parties are desirous of extending the term of said Consulting Agreement.

        NOW, THEREFORE, the term of the Agreement shall be extended to December 31, 2000.

        All other terms and conditions of the original Consulting Agreement as amended shall remain in full force and effect, as stated.

                                              NeoRx Corporation

                                              By: /s/ PAUL G. ABRAMS
                                                  ------------------------------
                                                      Paul G. Abrams, M.D., J.D.
                                                      Chief Executive Officer


                                              /s/ FRED B. CRAVES
                                              ----------------------------------
                                              Fred B. Craves, Ph.D.